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                              WASHINGTON, DC 20549

                                   FORM 8 - K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    February 14, 2001

Florida East Coast Industries, Inc.
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)

Florida
--------------------------------------------------------------------------------

       001-08723                            59-2349968
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(Commission File Number)                    (IRS Employer Identification Number)

One Malaga Street, St. Augustine, FL                          32084
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(Address of Principal Executive Offices                       (Zip Code)

                                  904/826-2398
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(Registrant's Telephone Number, Including Area Code)




SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1935, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Florida East Coast Industries, Inc.
                                                     (Registrant)

Date:  February 14, 2001                  By:  /s/ Heidi J. Eddins
                                             ----------------------

                                          Name:  Heidi J. Eddins
                                                 ---------------------

                                          Title:   Executive Vice President,
                                                   -------------------------
                                                   Secretary and General Counsel
                                                   -----------------------------

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Item 9.  Furnished Information.

On February 14, 2001, Robert W. Anestis, Chairman, Chief Executive Officer and President of Florida East Coast Industries, Inc., (NYSE: FLA, FLA.b) intends to speak at the Deutsche Banc Alex Brown Global Transportation Conference. The conference is being held February 14 - 16, 2001 at the Ritz Carlton, Naples, Florida. Mr. Anestis will present slides, which highlight Executive management of Florida East Coast Industries, Inc. (and subsidiaries), consolidated and subsidiary business accomplishments in 2000, as well as (but not limited to) business opportunities, markets, certain financial results, balance sheet components and growth potential. The information contained in the slide presentation is reproduced below.


Slide 1:

FLORIDA EAST COAST INDUSTRIES, INC. (Corporate Logo)
FLORIDA EAST COAST INDUSTRIES



Slide 2:

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" concerning revenues, expenses, earnings, assessments of current industry and market conditions, technology, and prospects for the future. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties which could cause actual results to materially differ from those contained in these forward looking statements, including, but not limited to, the ability to complete systems and expand and enhance its telecommunications network within currently estimated time frames and budgets; the ability to compete effectively in a rapidly evolving and price competitive marketplace and to respond to customer demands and industry changes; the ability to achieve revenues from products and services in the telecommunications business that are in the early stages of development or operation; the ability to manage growth, changes in business strategy, changes in regulations and technological changes, and general economic conditions

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particularly in the state of Florida. Further information on these risk factors is included in the Company's filings with the Securities and Exchange Commission, including the Company's Form 10-K and most recently filed 10-Q. The Company assumes no obligation to update the information contained in this presentation.


Slide 3:


(graphic) FLORIDA EAST COAST INDUSTRIES

Florida East Coast Railway, LLC (FECR)
Florida Express Carriers, Inc. (FLX)
Flagler Development Company (Flagler)
EPIK Communications Incorporated (EPIK)


Post -Spin
Exchange:                NYSE: Ticker(s) FLA; FLA.b
Shares Outstanding:      FLA.b - 19.6 million (54%); FLA - (16.8 million (46%)


Slide 4:
A CLIMATE FOR CHANGE

Yesterday

Great Assets - Non Core to St. Joe
Sub Optimal Capital Structure
No Wall Street Research Coverage
Low Trading Volume

(graphic of arrow pointing toward "Today" column)

Today

Growth Oriented Management Team
Willingness to Deploy Capital/Leverage
Wall Street Research Visibility
Increased Liquidity

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Platform for Growth
(graphic) FLORIDA EAST COAST INDUSTRIES


Slide 5:

INVESTMENT HIGHLIGHTS

Completed Spin-Off from St. Joe - October 2000

Expanding Transportation and Real Estate Businesses

Significant Opportunity in Telecommunications

Benefit from Florida's Fast Growing Economy and
Access to Latin America and Caribbean

Deploying Financial Capacity

Strong Management Team

(graphic) FLORIDA EAST COAST INDUSTRIES


Slide 6:

STRONG MANAGEMENT TEAM

(organizational chart)

Robert W. Anestis
Chairman, CEO & President - Florida East Coast Industries, Inc.

Robert F. MacSwain
Vice Chairman - Florida East Coast Industries, Inc.

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Richard G. Smith
EVP & Chief Financial Officer - Florida East Coast Industries, Inc.

Heidi J. Eddins
EVP, Secy & GC - Florida East Coast Industries, Inc.

FECR
John D. McPherson
President

FLX
Tom Connard
President

Flagler
John Carey
President

EPIK
John D. Mc Clellan
President


Slide 7:

WHERE WE WERE: YEAR ENDED 2000
FINANCIAL HIGHLIGHTS (Unaudited)

(graphic) Florida East Coast Industries

Slide 8:

Balance Sheet Components
December 31 (Unaudited)
(dollars in millions)

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Cash Equivalents & Investments -
2000 - 32.7
1999 - 102.5
1998 - 85.5

Property, Plant & Equipment
2000 - 989.3
1999 - 742.2
1998 - 720.9

Long Term Debt
2000 - 88.0
1999 - 0
1998 - 0

(graphic) Florida East Coast Industries

Slide 9
TRANSPORTATION: FECR AND ITI

FECR
railroad (photo of train)

FLX - Florida Express Carriers graphic logo trucking (photo of truck)

(graphic) FLORIDA EAST COAST INDUSTRIES

Slide 10:

A STRATEGICALLY LOCATED SYSTEM
(map of State of Florida with the following cities indicated)

FEC Railway: (Cities)
Jacksonville
St. Augustine
Daytona
New Smyrna Beach

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Titusville
City Point
Cocoa-Rockledge
Melbourne
Fort Pierce
West Palm Beach
Pompano Beach Ft. Lauderdale
Miami

Seaports: Port of West Palm Beach
Port Everglades
Port of Miami

(Other Cities indicated):
Pensacola
Tallahassee
Orlando
Tampa
Sarasota
Ft. Myers
Naples

I-95: (indicated along coast of Florida)

FLORIDA EAST COAST INDUSTRIES, INC.


Slide 11:

STRATEGIC ADVANTAGES

Unique Franchise
Class 4 Rail Structure
Favorable Labor Agreements

(graphic) FEC

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Slide 12:


FECR: PERFORMANCE DRIVEN
Measures
 Safety & Accident Prevention
-   17% Reduction  in Reportable FRA Injuries
On Time Service
    Scheduled Railroad
Control Expenses
   Asset Utilization
   Integrated Menu of Services
 (graphic) FEC


Slide 13:

REDIRECTED FOCUS

(map of States east of the Mississippi River with the following cities indicated)

International Transit Terminal (Now Florida Express Carriers, Inc.(FLX)) Cincinnati (Now Closed)
Charlotte
Atlanta
Jacksonville
Miami

Direct TL Service Coverage/Intermodal Service
Detroit
Chicago
Cleveland
Columbus
Indianapolis
Richmond
Louisville
Roanoke
Norfolk
Lexington

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Raleigh
Nashville
Knoxville
Memphis
Greenville
Spartanburg
Columbia
Birmingham
Macon
Columbus
Montgomery
Albany
Orlando
Tampa
Ft. Lauderdale
(Graphic tables)
  Initiatives
    Focus on Florida
 Leverage FECR Relationship
    Competitive Cost Advantage
    New Market Opportunities

PLATFORM FOR GROWTH
   New Management Team
   Realigned/Centralized Operations
   Improved Asset Utilization
   Redesigned Owner/Operator Plans


(graphic) Florida Express Carriers


Slide 14:

REAL ESTATE: Flagler

(photo of building)

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FLORIDA EAST COAST INDUSTRIES, INC.

(graphic) FLAGLER DEVELOPMENT COMPANY


Slide 15:

(graphic)
FLAGLER DEVELOPMENT CENTER

(map of Florida with graphic stars next to:
Jacksonville
Orlando
Tampa
Ft. Lauderdale
Miami)

Land Portfolio
Entitlements
Building Portfolio

Slide 16:

(graphic) FLAGLER DEVELOPMENT COMPANY

(Four photos of Florida East Coast Industries buildings)


Slide 17:

FLAGLER OPERATING RESULTS

(Bar Chart 1) Title: Flagler Rental Revenues (Dollars in Millions)

1998:     $42.5
1999:     $48.2
2000:     $54.2

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Progress in 2000
Occupancy rates have improved from 85% to 93% over the last year
Rental EBITDA has increased 12% from 1999



(Bar Chart 2)   Title: Rental EBITDA

1997:     $23.5
1998:     $27.1
1999:     $32.4
2000:     $36.3

(Bar Chart 3>    Title: Profit from Land/Building Sales

1997:     $4.3
1998:     $5.4
1999:     $21.4
2000:     $7.8

(graphic) FLAGLER DEVELOPMENT COMPANY

Slide 18:

Title: FLAGLER: MAXIMIZE VALUE

"Demand Driven" Development in High Growth Markets
Opportunistic Acquisitions & Sales
Value Creation Through Entitlement Process
Capital Flexibility (No Debt)

(graphic) FLAGLER DEVELOPMENT CENTER

Slide 19:

TELECOMMUNICATIONS: EPIK

(telecommunications: photo of fiber optics)

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(EPIK graphic)

Slide 20:

EPIK's "FLORIDA FOOTPRINT" NETWORK

(map of Florida and Georgia (starting with Atlanta)

Atlanta
Tallahassee
Orlando

(graphic) EPIK COMMUNICATIONS

Network Development
                           Current             2001
Lit Route Miles             1,500             1,850
Fiber Miles                170,000           262,000
Long Haul POPs               12                 13
Metro POPs                    4                 40
Protected OC-192              2                  3



(bar chart) Title: Revenue Backlog

($ in millions)

Dec. 1999           19
March 2000          61
June 2000           73
September 2000      152
December 2000       185

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Slide 21

Express Rings to Cable Landing Sites

Map of East coast of Florida, including Palm Beach, Broward, Dade Counties

International Cable Name with arrow pointing to landing site
Columbus-2 - Arrow to West Palm Beach
Telefonica / Emergia - Arrow to North Boca Raton
360 Networks / GlobeNet - Arrow to Boca Raton
Global Crossing / Telecom Italia - Arrow to North Hollywood
Americas -2 / MAY A-I - Arrow to North Miami Beach
ARCOS-1 - Arrow to North Miami
EPIK Miami POP - Arrow to Miami

(graphic) EPIK Communications

Slide 22:

WE HAVE TURNED 216 FIBER STRANDS ON 1,200 ROUTE MILES INTO 16,000 MILES THROUGH AN AGGRESSIVE SWAPPING STRATEGY




(Map of the United States with the following cities identified)
Seattle
Portland
Sacramento
Oakland
San Jose
Los Angeles
San Diego
Phoenix
Boise
Salt Lake City
Denver
Amarillo
Dallas
Austin

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San Antonio
Houston
New Orleans
Memphis
Kansas City
Omaha
Des Moines
Minneapolis
Detroit
Indianapolis
Nashville
Chattanooga
Atlanta
Tallahassee
Orlando
Tampa
Miami
Daytona Beach
Jacksonville
Charlotte
Raleigh
Richmond
Washington
Baltimore
Philadelphia
New York
Boston
Albany
Toronto
(EPIK graphic)




Slide 23
(graphic) Florida East Coast Industries

AT THE CENTER OF GROWTH
(Picture)
FLORIDA EAST COAST INDUSTRIES, INC.

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Expanding Transportation and Real Estate Businesses

Significant Opportunity in Telecommunications

Benefit from Florida's Fast Growing Economy and
Access to Latin America and Caribbean Markets

Deploying Financial Capacity

Strong Management Team